SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2000
                                                  ------------------------------

                               CIT RV Trust 1999-A
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              Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


        000-26163                                        36-4294964
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(Commission File Number)                       (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:    (973) 740-5000
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

            On January 18, 2000, The Bank of New York, as Owner Trustee, and FMB Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT RV Trust 1999-A, Class A-1 5.33% Asset Backed Notes, Class A-2 5.78% Asset Backed Notes, Class A-3 5.96% Asset Backed Notes, Class A-4 6.16% Asset Backed Notes, Class A-5 6.24% Asset Backed Notes, Class B 6.44% Asset-Backed Notes and 7.21% Asset Backed Certificates.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

      Exhibit No.         Description                                   Page
      -----------         -----------                                   ----

      20.1                Monthly Report delivered by                   4
                          the Trustees to Securityholders
                          in connection with distributions
                          on January 18, 2000

SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE CIT GROUP/SALES FINANCING,
                                               INC., as Servicer

                                               By: /s/ Frank Garcia
                                                   -----------------------------
                                               Name:   Frank Garcia
                                               Title:  Vice President

Dated: January 31, 2000

                               INDEX TO EXHIBITS

Exhibit No.                 Description
-----------                 -----------

20.1                        Monthly Report with respect to the
                            January 18, 2000 distribution.